UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: September 4, 2003
                                                -----------------

                                  TRICELL, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                  0-50036                             88-0504530
                  -------                             ----------
            (Commission File Number)      (IRS Employer Identification Number)

                   Unit 24 Trentham Lake South, Longton Road,
                 Stoke on Trent, Staffordshire, England ST4 8LJ
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

             202-1128 West Broadway Vancouver, B.C., Canada V6H 1G5
             ------------------------------------------------------
                 (Former Address of Principal Executive Offices)

                               011 44 1782 64 6400
                               -------------------
              (Registrant's telephone number, including area code)

Item 4.   Changes in Registrant's Certifying Accountant.

       On September 4, 2003, the board of directors of Tricell, Inc., a Nevada corporation (the "Company"), appointed Berenfeld, Spritzer, Shechter & Sheer ("Berenfeld") as the Company's independent accountant for the fiscal year ended December 31, 2003. This appointment represents a change in the Company's accountant from De Visser Gray ("De Visser"). The dismissal of De Visser was approved by the board of directors of the Company on September 4, 2003 and was prompted by the fact that the Company's management and operational focus has changed.

       There were no disagreements with De Visser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during either of the Company's two most recent fiscal years or any subsequent interim period through the date of dismissal. During the two most recent fiscal years and any subsequent interim period through the date of dismissal, De Visser's reports on the financial statements did not contain an adverse opinion or disclaimer of opinion, nor have they been modified as to uncertainty, audit scope or accounting principles.

       De Visser has reviewed the revised disclosures in this Form 8-K as required by Item 304 of Regulation S-B, and has furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company herein. The letter has been attached hereto as an exhibit.

Item 5. Other Information

       On August 15, 2003, the Company received the resignations of David Knapfel as the Company's president, Allan Wasel as its secretary and treasurer, and Dana Wosk-Pipke as its vice president. The Company's board of directors accepted these resignations and thereafter appointed Andre Salt as the Company's president, and Albert Amritanand as the Company's secretary and treasurer. Upon the acceptance of these appointments, Knapfel, Wasel and Wosk-Pipke resigned as members of the Company's board of directors. These resignations were prompted by the Company's recent acquisition of operations relating to the supply and distribution of mobile phones and electronic commodities in Europe and Asia.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of September, 2003.
                                         Tricell, Inc.

                                         By: /s/ Andre Salt
                                         ---------------------------------------
                                         Andre Salt, Chairman

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



                              INDEX TO EXHIBITS

EXHIBIT     PAGE
NO.         NO.         DESCRIPTION
-------     ---         -----------
16           4          Letter on Change in Certifying Accountant

                                                                      Exhibit 16


September 11, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      RE:   Tricell, Inc.
            Commission File No. 0-50036

Dear Securities and Exchange Commission:

We were previously the principal accountant for Tricell, Inc. ("Tricell") and we reported on the financial statements of Tricell as of and for the year ended December 31, 2002. On August 28, 2003, we were dismissed as Tricell's principal accountant. We have read Tricell's disclosures under Item 4 of its Form 8-K dated September 4, 2003, and we agree with the statements made by Tricell.

Sincerely,


/s/ James D. Gray
-------------------
De Visser Gray


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